Supplement dated October 19, 2018 to the Prospectus dated May 1, 2018 for the Pacific Select Variable Annuity II contract issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the Contract Prospectus unless otherwise defined herein.

‘‘We,’’ ‘‘us,’’ or ‘‘our’’ refer to Pacific Life Insurance Company; ‘‘you’’ or ‘‘your’’ refer to the Contract Owner.

This supplement must be preceded or accompanied by the Contract Prospectus dated May 1, 2018, as supplemented.

All changes discussed in this supplement are effective immediately unless otherwise noted below.

Reorganization of the Floating Rate Loan Portfolio and Transfer to the Floating Rate Income Portfolio

On September 26, 2018, the Board of Trustees of Pacific Select Fund approved a plan of reorganization for vote by affected Contract Owners. If the reorganization is approved, Floating Rate Loan Portfolio fund shares will be transferred to the Floating Rate Income Portfolio and the reorganization will take place on or about March 1, 2019 (the “Reorganization Date”). This is only a transaction involving the Floating Rate Loan Portfolio and the Floating Rate Income Portfolio mentioned above and is not a reorganization of your Variable Annuity Contract.

Effective February 20, 2019, the Floating Rate Loan Portfolio will be closed to new allocations and only Contract Owners that have Contract Value in the Floating Rate Loan Portfolio as of the end of the Business Day on February 19, 2019, may continue to make Purchase Payments, transfers, or withdrawals involving the Floating Rate Loan Portfolio. If you have Contract Value in the Floating Rate Loan Portfolio and withdraw or transfer out 100% of the Contract Value, you will not be able to re-invest in the Floating Rate Loan Portfolio.

For thirty (30) calendar days before the Reorganization Date, if you have Contract Value allocated to the Subaccount investing in the Floating Rate Loan Portfolio, you may make a one-time transfer of all or a portion of such Contract Value to any other available Subaccount without the transfer counting towards the twenty-five (25) transfers permitted each calendar year. All other transfers are subject to limitations as described in your Contract Prospectus.

On the Reorganization Date, any Contract Value that remains allocated to the Subaccount investing in the Floating Rate Loan Portfolio after the close of business will be transferred to the Subaccount investing in the Floating Rate Income Portfolio. Such transfers will be based on the applicable Subaccount Unit values, and the relative net asset values of the Floating Rate Loan Portfolio and the Floating Rate Income Portfolio, as of the close of business on the Reorganization Date. You will not incur any tax liability because of the reorganization and your Contract Value immediately before the reorganization will be equal to your Contract Value immediately after the reorganization. The reorganization transactions will not be treated as transfers that count toward the number of transfers that may be made in a given calendar year.

After the Reorganization Date, the Floating Rate Loan Portfolio Subaccount will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Floating Rate Loan Portfolio Subaccount will be deemed an instruction for the Floating Rate Income Portfolio Subaccount. This includes, but is not limited to, instructions for Purchase Payment allocations, partial withdrawals, and transfer instructions (including instructions under any systematic transfer option). During the thirty (30) calendar day period after the Reorganization Date, you may make a one-time transfer out of the Floating Rate Income Portfolio Subaccount without the transfer counting towards the transfer limitations described in your Contract Prospectus. All other transfers are subject to limitations as described in your Contract Prospectus.

Please work with your financial advisor to determine if your existing allocation instructions should be changed before or after the Reorganization Date. You may submit a transfer request to us electronically by signing into your account at www.PacificLife.com, by telephone at (800) 722-4448, or by using any other means described in the Contract Prospectus. Please see ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests in the Contract Prospectus for details.

Any references to the Floating Rate Loan Portfolio are deleted from the Contract Prospectus after the Reorganization Date.

Effective March 1, 2019, the following Investment Option will be added:

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER
Floating Rate Income Portfolio	Seeks a high level of current income.	Pacific Asset Management

For more information on the Floating Rate Income Portfolio, including a discussion of the investment techniques, charges and expenses, and risks associated with the portfolio’s investments, see the Pacific Select Fund Prospectus. You can obtain a Pacific Select Fund prospectus and any supplements by contacting your financial advisor or online at www.PacificLife.com/PacificSelectFund.html.

Pacific Select Fund Portfolio Manager/Subadviser Name Change

The Manager/Subadviser name for the Diversified Bond Portfolio is changed from Western Asset Management Company to Western Asset Management Company, LLC.

For more information on the subadviser change, see the Pacific Select Fund Prospectus. You can obtain a Pacific Select Fund prospectus and any supplements by contacting your financial advisor or online at www.PacificLife.com/PacificSelectFund.html.

Form No. PSVA2SUP1018